UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 28, 2014

TRANSMONTAIGNE PARTNERS L.P.

(Exact name of registrant as specified in its charter)

Delaware	001-32505	34-2037221
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification Number)

1670 Broadway, Suite 3100, Denver, CO 80202

(Address of principal executive offices)

Registrant’s telephone number, including area code: 303-626-8200

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written Communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.02 DEPARTURE OF DIRECTORS OR CERTAIN OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF CERTAIN OFFICERS; COMPENSATORY ARRANGEMENTS OF CERTAIN OFFICERS.

On March 28, 2014, Mr. Randall P. O’Connor notified TransMontaigne Partners L.P. (the “Partnership”) of his intent to resign from the boards of directors of TransMontaigne GP L.L.C., the general partner (the “General Partner”) of the Partnership, and TransMontaigne Inc., such resignations to be effective April 2, 2014.  Morgan Stanley owns TransMontaigne Inc., the indirect parent of the General Partner, and as a result indirectly controls the General Partner.   In his letter of resignation, Mr. O’Connor indicated that there were no disagreements between himself and the Partnership or the board of directors of the General Partner regarding the Partnership’s operations, policies or practices.

To fill the vacancy resulting from Mr. O’Connor’s resignation, Martin S. Mitchell was appointed to serve as an affiliated member of the board of directors of the General Partner, effective April 2, 2014.   Mr.  Mitchell, age 45, joined Morgan Stanley in 1993, has served as a Morgan Stanley Managing Director since 2007 and is currently the  Chief Operating Officer globally for the Commodities Division. Mr. Mitchell managed various support functions to the Commodity group through 2005. In 2005, Mr. Mitchell moved to the Business Unit as the Operating Officer for Commodities Europe and Asia based in London.  At the start of 2010, Mr. Mitchell relocated to the Westchester office to become Global Operating Officer for the Commodities Division. Within this role, Mr. Mitchell is responsible for all non-market risk elements of the business; is a member of the Risk Committee and the Board of Directors for MSCGI. Mr. Mitchell also co-chairs the Commodities Physical Operational Risk Committee and was recently appointed to head Regulatory Affairs for the Commodities business.

There are no arrangements or understandings between Mr. Mitchell and any other persons pursuant to his appointment.  There are no relationships between Mr. Mitchell and the General Partner or the Partnership that require disclosure pursuant to Item 404(a) of Regulation S-K.

On April 2, 2014, the Partnership issued a press release announcing the foregoing changes to the board of directors of the General Partner.  A copy of the press release is attached hereto as Exhibit 99.1.

Item 9.01  FINANCIAL STATEMENTS AND EXHIBITS.

(d)                                                              Exhibits.

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated April 2, 2014.

SIGNATURE

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

TRANSMONTAIGNE PARTNERS L.P.

	By:	TransMontaigne GP L.L.C., its general partner

Date: April 2, 2014	By:	/s/ Michael A. Hammell
Michael A. Hammell Executive Vice President, General Counsel and Secretary

Exhibit Index

Exhibit No.	Description of Exhibit
99.1	TransMontaigne Partners L.P. press release dated April 2, 2014.